UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2006 (March 29, 2006)

PARALLEL PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-13305	75-1971716
(Commission file number)	(IRS employer identification number)
1004 N. Big Spring, Suite 400, Midland, Texas	79701
(Address of principal executive offices)	(Zip code)

(432) 684-3727

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On March 29, 2006, Parallel, L.P., an indirect wholly owned subsidiary of Parallel Petroleum Corporation (collectively, “Parallel”), completed the acquisition of producing oil and natural gas properties (the “Acquired Properties”) under an Agreement and a separate Farmout Agreement with five unaffiliated third parties in Parallel’s Barnett Shale gas project located in Tarrant County, Texas and the acquisition on April 5, 2006 of an additional interest in the Acquired Properties from one other unaffiliated third party.

We are filing as Exhibit 99.1 to this report the unaudited pro forma condensed combined statement of operations of Parallel for the six months ended June 30, 2006.

Item 9.01 Financial Statements and Exhibits

(b)	Pro Forma Financial Information:

Pro forma financial information with respect to the acquisition is filed as Exhibit 99.1 to this report, and incorporated herein by this reference.

(c)	Exhibits

The exhibit listed below is filed with this report.

Exhibit No.	Description

99.1                            Unaudited Pro Forma Condensed Combined Financial Information of Parallel for the six months ended June 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARALLEL PETROLEUM CORPORATION

Date: August 9, 2006	By:	/s/ Larry C. Oldham
Larry C. Oldham
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1                            Unaudited Pro Forma Condensed Combined Financial Information of Parallel for the six months ended June 30, 2006.